Exhibit 99.906CERT

Exhibit 12(b)
Rule 30a-2(b) Certification

In connection with the Report on Form N-CSR for the period ended June 30, 2021 (the “Report”) of 180 Degree Capital Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Kevin M. Rendino, the Chief Executive Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Kevin M. Rendino

Name: Kevin M. Rendino
Date:  August 10, 2021

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 12(b)
Rule 30a-2(b) Certification

In connection with the Report on Form N-CSR for the period ended June 30, 2021 (the “Report”) of 180 Degree Capital Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Daniel B. Wolfe, the Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Daniel B. Wolfe

Name: Daniel B. Wolfe
Date:  August 10, 2021

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.